                                                                Exhibit 99(a)(5)

                             PP&L Resources, Inc.
                          Offer to Purchase for Cash
                            Any and All Outstanding
                         Shares of Preferred Stock of
                      Pennsylvania Power & Light Company

                     4 1/2% Preferred Stock ($100 par value)
                  3.35% Series Preferred Stock ($100 par value) 4.40% Series Preferred Stock ($100 par value) 4.60% Series Preferred Stock ($100 par value) 5.95% Series Preferred Stock ($100 par value)
                  6.05% Series Preferred Stock ($100 par value)
                 6.125% Series Preferred Stock ($100 par value)
                  6.15% Series Preferred Stock ($100 par value)
                6.33% Series Preferred Stock ($100 par value) and
                  6.75% Series Preferred Stock ($100 par value)

------------------------------------------------------------------------------
 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, APRIL 4, 1997, UNLESS THE OFFER IS EXTENDED WITH RESPECT TO ANY
                             SERIES OF PREFERRED.
------------------------------------------------------------------------------

To Our Clients:

         Enclosed for your consideration are the offer to purchase dated march 3, 1997 (the "Offer to Purchase") and applicable Letter of Transmittal (which together constitute the "Offer") setting forth an offer by PP&L Resources, Inc., a Pennsylvania corporation ("Resources"), to purchase any and all of Pennsylvania Power & Light Company's ("PP&L's") 4 1/2% Preferred Stock and each series of Series Preferred Stock at the prices below:

                                                             Purchase Price
                                                                Per Share
                                                             --------------
         4 1/2%  Preferred Stock ("4 1/2%  Preferred")          $ 80.00
         3.35% Series Preferred Stock ("3.35% Series")          $ 52.02
         4.40% Series Preferred Stock ("4.40% Series")          $ 70.51
         4.60% Series Preferred Stock ("4.60% Series")          $ 73.72
         5.95% Series Preferred Stock ("5.95% Series")          $103.93
         6.05% Series Preferred Stock ("6.05% Series")          $104.37
         6.125% Series Preferred Stock ("6.125% Series")        $103.68
         6.15% Series Preferred Stock ("6.15% Series")          $104.72
         6.33% Series Preferred Stock ("6.33% Series")          $104.63
         6.75% Series Preferred Stock ("6.75% Series")          $109.17

(collectively, the "Shares"; and each of the 4 1/2% Preferred Stock and series of Series Preferred Stock, a "Series of Preferred"), net to the seller in cash, upon the terms and subject to the conditions of the Offer. Resources will purchase any and all Shares of each Series of Preferred validly tendered and not withdrawn, upon the terms and subject to the conditions of the Offer (as described in the Offer to Purchase).

         We are the holder of record of Shares held for your account. A tender of such Shares can be made only by us as the holder of record and pursuant to your instructions. The applicable Letter of Transmittal for each Series of Preferred held by you is furnished to you for your information only and cannot be used by you to tender any Shares held by us for your account.

         We request instructions as to whether you wish us to tender any or all of the Shares of each Series of Preferred held by us for your account, upon the terms and subject to the conditions set forth in the Offer to Purchase and applicable Letter (or Letters) of Transmittal.

         Your attention is invited to the following:

         (1) The Offer is for any and all Shares of each Series of Preferred. The Offer is not conditioned upon any minimum number of Shares of any Series of Preferred being tendered. The Offer for Shares of one Series of Preferred is not conditioned on the Offer for Shares of any other Series of Preferred, but the Offer is subject to certain other conditions.

         (2) The Offer will expire at 12:00 midnight, New York City time, Friday, April 4, 1997, unless the Offer is extended with respect to a Series of Preferred. Your instructions to us should be forwarded to us in ample time to permit us to submit a tender on your behalf. If you would like to withdraw your Shares that we have tendered, you can withdraw them so long as the Offer remains open or at any time after the expiration of 40 business days from the commencement of the Offer if such Shares have not been accepted for payment.

         (3) Any stock transfer taxes applicable to the sale of Shares to Resources pursuant to the Offer will be paid by Resources, except as otherwise provided in Instruction 6 of each Letter of Transmittal.

         Resources, PP&L, their Boards of Directors and their Executive Officers make no recommendation to any shareowner as to whether to tender any or all Shares of any Series of Preferred pursuant to the Offer. Shareowners must make their own decisions as to whether to tender Shares of any Series of Preferred pursuant to the Offer and, if so, how many Shares to tender.

         If you wish to have us tender any or all of your Shares of any Series of Preferred held by us for your account upon the terms and subject to the conditions set forth in the Offer, please so instruct us by completing, executing, detaching and returning to us the instruction form on the detachable part hereof. If you hold Shares of more than one Series of Preferred, you must specify the number of Shares tendered for each Series of Preferred. An envelope to return your instructions to us is enclosed. If you authorize tender of your Shares, all such Shares will be tendered unless otherwise specified on the detachable part hereof. Your instructions should be forwarded to us in ample time to permit us to submit a tender on your behalf by the expiration of the Offer.

         The Offer is being made to all holders of Shares. Resources is not aware of any state where the making of the Offer is prohibited by administrative or judicial action pursuant to a valid state statute. If Resources becomes aware of any valid state statute prohibiting the making of the Offer, Resources will make a good faith effort to comply with such statute. If, after such good faith effort, Resources cannot comply with such statute, the Offer will not be made to, nor will tenders be accepted from or on behalf of, holders of Shares in such state. In those jurisdictions where securities, "Blue Sky" or other laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of Resources by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Dealer Manager, or one or more registered brokers or dealers licensed under the laws of such jurisdictions.

                                  Instructions
        With Respect to Offer to Purchase for Cash Any and All Shares of
                     4 1/2% Preferred Stock ($100 par value)
                  3.35% Series Preferred Stock ($100 par value)
                  4.40% Series Preferred Stock ($100 par value)
                  4.60% Series Preferred Stock ($100 par value)
                  5.95% Series Preferred Stock ($100 par value)
                  6.05% Series Preferred Stock ($100 par value)
                 6.125% Series Preferred Stock ($100 par value)
                  6.15% Series Preferred Stock ($100 par value)
                6.33% Series Preferred Stock ($100 par value) and
                  6.75% Series Preferred Stock ($100 par value)

                                       of

                       Pennsylvania Power & Light Company

         The undersigned acknowledge(s) receipt of your letter and the enclosed Offer to Purchase, dated March 3, 1997, and the applicable Letter of Transmittal (which together constitute the "Offer") in connection with the Offer by PP&L Resources, Inc. ("Resources") to purchase any and all of Pennsylvania Power & Light Company's ("PP&L's") 4 1/2% Preferred Stock and each series of Series Preferred Stock at the prices below:

                                                             Purchase Price
                                                                Per Share
                                                             --------------
         4 1/2%  Preferred Stock ("4 1/2%  Preferred")          $ 80.00
         3.35% Series Preferred Stock ("3.35% Series")          $ 52.02
         4.40% Series Preferred Stock ("4.40% Series")          $ 70.51
         4.60% Series Preferred Stock ("4.60% Series")          $ 73.72
         5.95% Series Preferred Stock ("5.95% Series")          $103.93
         6.05% Series Preferred Stock ("6.05% Series")          $104.37
         6.125% Series Preferred Stock ("6.125% Series")        $103.68
         6.15% Series Preferred Stock ("6.15% Series")          $104.72
         6.33% Series Preferred Stock ("6.33% Series")          $104.63
         6.75% Series Preferred Stock ("6.75% Series")          $109.17

(collectively, the "Shares"; and each of the 4 1/2% Preferred Stock and series of Series Preferred Stock, a "Series of Preferred"), net to the undersigned in cash.

         This will instruct you to tender to Resources the number of shares of each Series of Preferred indicated below (or, if no number is indicated below, all shares of such Series of Preferred) which are held by you for the account of the undersigned, upon the terms and subject to the conditions of the Offer.

-------------------------------------------------------------------------------
(Check only one*)

    [_] Number of ______ Preferred to be Tendered:   _________________ Shares**

    [_] Number of ______ Preferred to be Tendered:   _________________ Shares**

    [_] Number of ______ Preferred to be Tendered:   _________________ Shares**

    [_] Number of ______ Preferred to be Tendered:   _________________ Shares**

    [_] Number of ______ Preferred to be Tendered:   _________________ Shares**

    [_] Number of ______ Preferred to be Tendered:   _________________ Shares**

    [_] Number of ______ Preferred to be Tendered:   _________________ Shares**

    [_] Number of ______ Preferred to be Tendered:   _________________ Shares**

    [_] Number of ______ Preferred to be Tendered:   _________________ Shares**

    [_] Number of ______ Preferred to be Tendered:   _________________ Shares**


Dated:______________________________________________________, 1997
-------------------------------------------------------------------------------
                                    SIGN HERE

Signature(a):
              --------------------------------------------------------------

Name(s):
              --------------------------------------------------------------

Address:
              --------------------------------------------------------------

Social Security or Taxpayer ID No.:
                                    ----------------------------------------

----------------------------------------------------------------------------

 * A separate instruction must be completed for each Series of Preferred tendered.

 ** Unless otherwise indicated, it will be assumed that all Shares of such Series of Preferred held by us for your account are to be tendered.

               Please designate in the box below any Soliciting
                       Dealer who solicited your tender.
-------------------------------------------------------------------------------
                                SOLICITED TENDERS

        The undersigned represents that the Soliciting Dealer who solicited and obtained this tender is:

Name of Firm:
              ---------------------------------------------------------------
                                 (Please Print)


Name of Individual Broker or Financial Consultant:
                                                    -------------------------
Identification Number (if known):
                                  -------------------------------------------

Address:
          -------------------------------------------------------------------

-----------------------------------------------------------------------------
                               (Include Zip Code)

                          NOTICE OF SOLICITED TENDERS

         List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. Please do not complete the sections of the table headed "TO BE COMPLETED ONLY BY DEPOSITARY."

         ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (612) 450-4163; CONFIRMATION TELEPHONE NUMBER
(800) 778-3303. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                       SOLICITED TENDERS OF 3.35% SERIES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER

                        Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of $1.50 per Share

                                                                                                        To be Completed
                                   To be Completed by the            To be Completed by the                 Only by
                                     Soliciting Dealer                 Soliciting Dealer                  Depositary

                                      Number of Shares                     VOI Ticket                   DTC Participant
       Beneficial Owners                  Tendered                          Number*                         Number
      -----------------                   --------                          ------                         ------
Beneficial Owner No. 1                   __________             ________________________________          __________

Beneficial Owner No. 2                   __________             ________________________________          __________

Beneficial Owner No. 3                   __________             ________________________________          __________

Beneficial Owner No. 4                   __________             ________________________________          __________

Beneficial Owner No. 5                   __________             ________________________________          __________

         Total                           __________             ________________________________          __________

                Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of $1.00 per Share

                                                                                                        To be Completed
                                  To be Completed by the             To be Completed by the                 Only by
                                     Soliciting Dealer                  Soliciting Dealer                  Depositary

                                     Number of Shares                      VOI Ticket                   DTC Participant
      Beneficial Owners                  Tendered                            Number*                         Number
      -----------------                  --------                            -------                         ------

Beneficial Owner No. 1                  __________              ________________________________           __________

Beneficial Owner No. 2                  __________              ________________________________           __________

Beneficial Owner No. 3                  __________              ________________________________           __________

Beneficial Owner No. 4                  __________              ________________________________           __________

Beneficial Owner No. 5                  __________              ________________________________           __________

         Total                          ==========              ================================           ==========

-----------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

                          NOTICE OF SOLICITED TENDERS

         List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. Please do not complete the sections of the table headed "TO BE COMPLETED ONLY BY DEPOSITARY."

         ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (612) 450-4163; CONFIRMATION TELEPHONE NUMBER
(800) 778-3303. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                       SOLICITED TENDERS OF 4.40% SERIES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER


                Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of $1.50 per Share

                                   To be Completed by the           To be Completed by the            To be Completed
                                     Soliciting Dealer                Soliciting Dealer              Only by Depositary

                                      Number of Shares                    VOI Ticket                  DTC Participant
      Beneficial Owners                   Tendered                         Number*                         Number
      -----------------                   --------                         ------                          ------
Beneficial Owner No. 1                   __________            ________________________________          __________

Beneficial Owner No. 2                   __________            ________________________________          __________

Beneficial Owner No. 3                   __________            ________________________________          __________

Beneficial Owner No. 4                   __________            ________________________________          __________

Beneficial Owner No. 5                   __________            ________________________________          __________

         Total                           ==========            ================================          ==========


                         Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of $1.00 per Share

                                  To be Completed by the           To be Completed by the             To be Completed
                                     Soliciting Dealer                Soliciting Dealer              Only by Depositary

                                     Number of Shares                    VOI Ticket                   DTC Participant
      Beneficial Owners                  Tendered                          Number*                         Number
      -----------------                  --------                          ------                          ------
Beneficial Owner No. 1                  __________            ________________________________           __________

Beneficial Owner No. 2                  __________            ________________________________           __________

Beneficial Owner No. 3                  __________            ________________________________           __________

Beneficial Owner No. 4                  __________            ________________________________           __________

Beneficial Owner No. 5                  __________            ________________________________           __________

         Total                          ==========            ================================           ==========
-----------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

                          NOTICE OF SOLICITED TENDERS

         List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. Please do not complete the sections of the table headed "TO BE COMPLETED ONLY BY DEPOSITARY."

         ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (612) 450-4163; CONFIRMATION TELEPHONE NUMBER
(800) 778-3303. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                       SOLICITED TENDERS OF 4.60% SERIES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER

                Beneficial Owners of Less Than 2,500 Shares --
                      Solicitation Fee of $1.50 per Share

                                  To be Completed by the           To be Completed by the          To be Completed Only
                                     Soliciting Dealer               Soliciting Dealer                 by Depositary

                                     Number of Shares                    VOI Ticket                   DTC Participant
      Beneficial Owners                  Tendered                         Number*                         Number
      -----------------                  --------                         ------                          ------

Beneficial Owner No. 1                  __________             ______________________________           __________

Beneficial Owner No. 2                  __________             ______________________________           __________

Beneficial Owner No. 3                  __________             ______________________________           __________

Beneficial Owner No. 4                  __________             ______________________________           __________

Beneficial Owner No. 5                  __________             ______________________________           __________

         Total                          ==========             ==============================           ==========


                Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of $1.00 per Share

                                  To be Completed by the           To be Completed by the          To be Completed Only
                                     Soliciting Dealer               Soliciting Dealer                 by Depositary

                                     Number of Shares                    VOI Ticket                   DTC Participant
      Beneficial Owners                  Tendered                         Number*                         Number
      -----------------                  --------                         -------                         ------

Beneficial Owner No. 1                  __________             ______________________________           __________

Beneficial Owner No. 2                  __________             ______________________________           __________

Beneficial Owner No. 3                  __________             ______________________________           __________

Beneficial Owner No. 4                  __________             ______________________________           __________

Beneficial Owner No. 5                  __________             ______________________________           __________

         Total                          ==========             ==============================           ==========
-----------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

                          NOTICE OF SOLICITED TENDERS

         List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. Please do not complete the sections of the table headed "TO BE COMPLETED ONLY BY DEPOSITARY."

         ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (612) 450-4163; CONFIRMATION TELEPHONE NUMBER
(800) 778-3303. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                       SOLICITED TENDERS OF 5.95% SERIES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER



                        Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of $0.50 per Share

                                  To be Completed by the           To be Completed by the          To be Completed Only
                                     Soliciting Dealer               Soliciting Dealer                 by Depositary

                                     Number of Shares                    VOI Ticket                   DTC Participant
      Beneficial Owners                  Tendered                         Number*                         Number
      -----------------                  --------                         ------                          ------

Beneficial Owner No. 1                  __________             ______________________________           __________

Beneficial Owner No. 2                  __________             ______________________________           __________

Beneficial Owner No. 3                  __________             ______________________________           __________

Beneficial Owner No. 4                  __________             ______________________________           __________

Beneficial Owner No. 5                  __________             ______________________________           __________

         Total                          ==========             ==============================           ==========

                         Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of $0.50 per Share

                                  To be Completed by the           To be Completed by the             To be Completed
                                     Soliciting Dealer                Soliciting Dealer              Only by Depositary

                                     Number of Shares                    VOI Ticket                   DTC Participant
      Beneficial Owners                  Tendered                          Number*                         Number
      -----------------                  --------                          ------                          ------

Beneficial Owner No. 1                  __________            ________________________________           __________

Beneficial Owner No. 2                  __________            ________________________________           __________

Beneficial Owner No. 3                  __________            ________________________________           __________

Beneficial Owner No. 4                  __________            ________________________________           __________

Beneficial Owner No. 5                  __________            ________________________________           __________

         Total                          ==========             ==============================           ==========


* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

                          NOTICE OF SOLICITED TENDERS

         List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. Please do not complete the sections of the table headed "TO BE COMPLETED ONLY BY DEPOSITARY."

         ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (612) 450-4163; CONFIRMATION TELEPHONE NUMBER
(800) 778-3303. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                       SOLICITED TENDERS OF 6.05% SERIES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER

                        Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of $0.50 per Share

                                  To be Completed by the           To be Completed by the          To be Completed Only
                                     Soliciting Dealer               Soliciting Dealer                 by Depositary

                                     Number of Shares                    VOI Ticket                   DTC Participant
      Beneficial Owners                  Tendered                         Number*                         Number
      -----------------                  --------                         -------                         ------

Beneficial Owner No. 1                  __________             ______________________________           __________

Beneficial Owner No. 2                  __________             ______________________________           __________

Beneficial Owner No. 3                  __________             ______________________________           __________

Beneficial Owner No. 4                  __________             ______________________________           __________

Beneficial Owner No. 5                  __________             ______________________________           __________

         Total                          ==========             ==============================           ==========


                         Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of $0.50 per Share

                                  To be Completed by the           To be Completed by the          To be Completed Only
                                     Soliciting Dealer               Soliciting Dealer                 by Depositary

                                     Number of Shares                    VOI Ticket                   DTC Participant
      Beneficial Owners                  Tendered                         Number*                         Number
      -----------------                  --------                         ------                          ------

Beneficial Owner No. 1                  __________             ______________________________           __________

Beneficial Owner No. 2                  __________             ______________________________           __________

Beneficial Owner No. 3                  __________             ______________________________           __________

Beneficial Owner No. 4                  __________             ______________________________           __________

Beneficial Owner No. 5                  __________             ______________________________           __________

         Total                          ==========             ==============================           ==========

-----------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

                          NOTICE OF SOLICITED TENDERS

         List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. Please do not complete the sections of the table headed "TO BE COMPLETED ONLY BY DEPOSITARY."

         ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (612) 450-4163; CONFIRMATION TELEPHONE NUMBER
(800) 778-3303. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                      SOLICITED TENDERS OF 6.125% SERIES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER

                        Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of $0.50 per Share

                                     To be Completed by the           To be Completed by the           To be Completed
                                        Soliciting Dealer               Soliciting Dealer             Only by Depositary

                                        Number of Shares                    VOI Ticket                 DTC Participant
        Beneficial Owners                   Tendered                         Number*                        Number
        -----------------                   --------                         ------                         ------

Beneficial Owner No. 1                     __________             _____________________________           __________

Beneficial Owner No. 2                     __________             ______________________________          __________

Beneficial Owner No. 3                     __________             ______________________________          __________

Beneficial Owner No. 4                     __________             ______________________________          __________

Beneficial Owner No. 5                     __________             ______________________________          __________

         Total                             ===========            ==============================          ==========


                         Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of $0.50 per Share

                                  To be Completed by the            To be Completed by the             To be Completed
                                     Soliciting Dealer                Soliciting Dealer              Only by Depositary

                                     Number of Shares                     VOI Ticket                   DTC Participant
       Beneficial Owners                 Tendered                          Number*                         Number
       -----------------                 --------                          ------                         ------

Beneficial Owner No. 1                  __________             ________________________________          __________

Beneficial Owner No. 2                  __________             ________________________________          __________

Beneficial Owner No. 3                  __________             ________________________________          __________

Beneficial Owner No. 4                  __________             ________________________________          __________

Beneficial Owner No. 5                  __________             ________________________________          __________

         Total                          ==========             ================================          ==========
-----------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

                          NOTICE OF SOLICITED TENDERS

         List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. Please do not complete the sections of the table headed "TO BE COMPLETED ONLY BY DEPOSITARY."

         ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (612) 450-4163; CONFIRMATION TELEPHONE NUMBER
(800) 778-3303. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                       SOLICITED TENDERS OF 6.15% SERIES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER

               Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of $0.50 per Share

                                  To be Completed by the           To be Completed by the          To be Completed Only
                                     Soliciting Dealer               Soliciting Dealer                 by Depositary

                                     Number of Shares                    VOI Ticket                   DTC Participant
      Beneficial Owners                  Tendered                         Number*                         Number
      -----------------                  --------                         -------                         ------

Beneficial Owner No. 1                  __________             ______________________________           __________

Beneficial Owner No. 2                  __________             ______________________________           __________

Beneficial Owner No. 3                  __________             ______________________________           __________

Beneficial Owner No. 4                  __________             ______________________________           __________

Beneficial Owner No. 5                  __________             ______________________________           __________

         Total                          ==========             ==============================           ==========

                     Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of $0.50

                                  To be Completed by the           To be Completed by the          To be Completed Only
                                     Soliciting Dealer               Soliciting Dealer                 by Depositary

                                     Number of Shares                    VOI Ticket                   DTC Participant
      Beneficial Owners                  Tendered                          Number*                        Number
      -----------------                  --------                          ------                         ------

Beneficial Owner No. 1                  __________             ______________________________           __________

Beneficial Owner No. 2                  __________             ______________________________           __________

Beneficial Owner No. 3                  __________             ______________________________           __________

Beneficial Owner No. 4                  __________             ______________________________           __________

Beneficial Owner No. 5                  __________             ______________________________           __________

         Total                          ==========             ==============================           ==========

-----------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

                          NOTICE OF SOLICITED TENDERS

         List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. Please do not complete the sections of the table headed "TO BE COMPLETED ONLY BY DEPOSITARY."

         ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (612) 450-4163; CONFIRMATION TELEPHONE NUMBER
(800) 778-3303. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                       SOLICITED TENDERS OF 6.33% SERIES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER


                        Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of $0.50 per Share

                                    To be Completed by the           To be Completed by the            To be Completed
                                      Soliciting Dealer                Soliciting Dealer             Only by Depositary

                                       Number of Shares                    VOI Ticket                  DTC Participant
       Beneficial Owners                   Tendered                         Number*                        Number
       -----------------                   --------                         ------                         ------


Beneficial Owner No. 1              ______________________      ________________________________         __________

Beneficial Owner No. 2              ______________________      ________________________________         __________

Beneficial Owner No. 3              ______________________      ________________________________         __________

Beneficial Owner No. 4              ______________________      ________________________________         __________

Beneficial Owner No. 5              ______________________      ________________________________         __________

         Total                      ======================      ================================         ==========


                         Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of $0.50 per Share

                                  To be Completed by the           To be Completed by the             To be Completed
                                     Soliciting Dealer                Soliciting Dealer              Only by Depositary

                                     Number of Shares                    VOI Ticket                   DTC Participant
      Beneficial Owners                  Tendered                          Number*                         Number
      -----------------                  --------                          ------                          ------

Beneficial Owner No. 1            ______________________      ________________________________           __________

Beneficial Owner No. 2            ______________________      ________________________________           __________

Beneficial Owner No. 3            ______________________      ________________________________           __________

Beneficial Owner No. 4            ______________________      ________________________________           __________

Beneficial Owner No. 5            ______________________      ________________________________           __________

         Total                    ======================      ================================           ==========

-----------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

                          NOTICE OF SOLICITED TENDERS

         List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Information Agent. If the space below is inadequate, list the Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders. Please do not complete the sections of the table headed "TO BE COMPLETED ONLY BY DEPOSITARY."

         ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (612) 450-4163; CONFIRMATION TELEPHONE NUMBER
(800) 778-3303. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

                       SOLICITED TENDERS OF 6.75% SERIES
                  NOT BENEFICIALLY OWNED BY SOLICITING DEALER


               Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of $1.50 per Share

                                  To be Completed by the           To be Completed by the          To be Completed Only
                                     Soliciting Dealer               Soliciting Dealer                 by Depositary

                                     Number of Shares                    VOI Ticket                   DTC Participant
      Beneficial Owners                  Tendered                         Number*                         Number
      -----------------                  --------                         ------                          ------

Beneficial Owner No. 1                  __________             ______________________________           __________

Beneficial Owner No. 2                  __________             ______________________________           __________

Beneficial Owner No. 3                  __________             ______________________________           __________

Beneficial Owner No. 4                  __________             ______________________________           __________

Beneficial Owner No. 5                  __________             ______________________________           __________

         Total                          ==========             ==============================           ===========



                         Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of $1.00 per Share

                                  To be Completed by the           To be Completed by the          To be Completed Only
                                     Soliciting Dealer               Soliciting Dealer                 by Depositary

                                     Number of Shares                    VOI Ticket                   DTC Participant
      Beneficial Owners                  Tendered                         Number*                         Number
      -----------------                  --------                         ------                         ------

Beneficial Owner No. 1                  __________             ______________________________           __________

Beneficial Owner No. 2                  __________             ______________________________           __________

Beneficial Owner No. 3                  __________             ______________________________           __________

Beneficial Owner No. 4                  __________             ______________________________           __________

Beneficial Owner No. 5                  __________             ______________________________           __________

         Total                          ==========             ==============================           ==========

-----------------
* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI Ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer. At the time of tendering Shares in book-entry form, please indicate your request for solicitation fees in the comments field.

The undersigned hereby confirms that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase (unless the undersigned is not being compensated for such solicitation); (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by Resources; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations outside the United States to the same extent as though it were an NASD member.


---------------------------
(Name of Firm)


---------------------------
(Authorized Signature)


----------------------------
(Area Code and Telephone Number)


----------------------------
(Address)


----------------------------
(City, State, Zip Code)


----------------------------
(Attention)


Date:_______________________



                DO NOT SEND STOCK CERTIFICATES WITH THIS FORM.
     YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.